Exhibit 99.2

SunCoke Energy, Inc.
Q2 2015 Earnings,
M&A Announcement
Conference Call
July 21, 2015
SunCoke Energy™

Forward-Looking Statements
TM
This slide presentation should be reviewed in conjunction with the Second Quarter 2015 earnings release of SunCoke Energy, Inc. (SXC) and the conference call held on July 21, 2015 at 10:00 a.m. ET.
Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SXC or SunCoke Energy Partners, L.P. (SXCP), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.
SXC Q2 2015 Earnings and M&A Announcements Call 1

Management Perspective
Delivered operating results in line with calendar year targets
Significantly increased dividend, raising quarterly rate 100%
SXCP’s highly accretive Convent Marine Terminal acquisition expected to substantially grow distributions into 50/50 IDR splits
Reached agreement on Granite City 23% dropdown transaction at 7.2x multiple(2)
Reaffirming FY 2015E Consolidated Adjusted EBITDA(1,3) guidance of $190M – $210M
(1) For a definition and reconciliation of Adjusted EBITDA (Consolidated), please see appendix.
(2) Based on $67M transaction value over ~$9.3M EBITDA run-rate for 23% interest in Granite City. This transaction is expected to close in the third quarter 2015, concurrently with the execution of long-term financing related to the Convent Marine Terminal acquisition.
(3) Excludes expected benefit of Convent Marine Terminal acquisition.
SXC Q2 2015 Earnings and M&A Announcements Call 2

Q2 ‘15 Overview

Q2 2015 Earnings Overview



($ in millions)
Consolidated Adj. EBITDA(1)
$60.8
$33.4
$94.6
$81.3
Q2 '14
Q2 '15
YTD '14
YTD '15
($/share)
Earnings per Share (diluted)
($0.71)
($0.21)
($0.82)
($0.27)
Q2 '14
Q2 '15
YTD '14
YTD '15

($ in millions, except volumes)	Q2'15	Q2'14	Q2'15 vs. Q2'14
Domestic Coke Sales Volumes	1,110	1,059	51
Coal Transloading Volumes	4,366	5,605	(1,239)
Coke Adj. EBITDA[3]	$58.4	$66.3	($7.9)
Coal Logistics Adj. EBITDA	$5.0	$5.0	$0.0
Corporate and Other, including Legacy Costs	($24.6)	($10.9)	($13.7)
Coal Mining Adj. EBITDA	($5.4)	$0.4	($5.8)
Adjusted EBITDA (Consolidated)[1]	$33.4	$60.8	($27.4)

Consol. Adj. EBITDA excluding one-time, non-cash items[2] down ~$10M vs. Q2 ‘14

- Pull forward in timing of planned maintenance outage at Granite City
- Under performance at Indiana Harbor

Executing Coal Mining rationalization plan on schedule & in line with guidance

Q2 ‘15 Loss of $0.21 per share

- Reflects impact of non-cash pension termination charges of $0.17 per share

Reaffirm FY 2015E Consolidated Adjusted EBITDA[1] of $190M – $210M

- Expect to update guidance after Convent acquisition closes

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2) One-time, non-cash items include Q2 ‘15 $12.6M pension termination charge and $4.5M fair value adjustment to HKCC contingent consideration in Q2 ’14.
(3) Coke Adjusted EBITDA includes Domestic Coke, Brazil Coke and India Coke segments.

SXC Q2 2015 Earnings and M&A Announcements Call 3

Adjusted EBITDA(1) – Q2 ‘14 to Q2 ‘15
Consol. Adj. EBITDA, excluding one-time non-cash charges, down ~$10M
($ in millions)
$56.3
($4.5) (2)
$60.8
($4.1)
($4.6M) – Indiana Harbor cost under-recovery, net
($4.0)
($1.3)
($0.9)
($1.1M) – Corp. & Other
$0.2M – International Coke(3)
$46.0
$12.6 (4)
$33.4
Q2 2014 Adj. EBITDA
(Consolidated) (1)
Domestic Coke (ex. Granite City outage)
Granite City
Maint. Outage
Coal Mining
Other
Q2 2015 Adj. EBITDA
(Consolidated) (1)
(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2) Represents one-time, non-cash favorable adjustment to the HKCC Contingent Consideration.
(3) International Coke includes Brazil Coke and India Coke.
(4) Represents one-time, non-cash pension termination charge.
SXC Q2 2015 Earnings and M&A Announcements Call 4

Domestic Coke Business Summary
Below target improvement at Indiana Harbor and Granite City outage impacted Q2 results; however, reaffirm full year guidance
Domestic Coke Production and Adjusted EBITDA Per Ton(1)
(Production in thousands of tons, $ in per ton amounts)
$49/ton $61/ton $67/ton $58/ton $56/ton $51/ton
944 150 153 264 199 178
1,059 155 177 279 264 184
1,090 155 182 292 275 185
1,083 156 177 296 270 185
998 149 171 284 223 171
1,047 151 166 288 257 185
Q1 ‘14 Q2 ‘14 Q3 ‘14 Q4 ‘14 Q1 ‘15 Q2 ‘15
Adjusted EBITDA/ton
Middletown
Granite City
Haverhill
Indiana Harbor
Jewell
(1) For a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA/Ton, please see appendix.
Continued ramp-up of Indiana Harbor facility
Below target production during Q2
O&M cost under-recovery
Pull forward in timing of planned maintenance outage at Granite City
~$4M impact from higher O&M expenses & slightly lower production
Reaffirm Adj. EBITDA per ton(1) guidance of $55 – $60
SXC Q2 2015 Earnings and M&A Announcements Call

Liquidity Position
Strong cash position and revolver capacity provide significant financial flexibility
Attributable to SXCP
$165.4 $91.8 $73.6
($6.5)
$12.6
$26.4
$32.5
($14.2)
($4.9)
($9.6)
$201.7 $98.9 $102.8
$13.1M – Timing of interest payments (Feb. & Aug.)
$12.5M – Higher coke sales from inventory
$11.3M – Lower coal inventory
($8.8M) – Ongoing
($5.4M) – Environmental & Expansion
SXCP revolver availability: $250M
SXC revolver availability: $148.5M
Q1 2015 Cash Balance
Net Loss
Pension Termination Charge
DD&A
Working Capital & Other
Capex
SXC Dividend Payment
Distributions to SXCP Public Shareholders
Q2 2015 Cash Balance
SXC Q2 2015 Earnings and M&A Announcements Call

STRATEGIC UPDATES
SunCoke Energy™
SXC Q2 2015 Earnings and M&A Announcements Call

SXCP’s Convent Marine Terminal Acquisition
SunCoke Energy Partners to acquire premier Illinois Basin coal export terminal for $412M
Asset Overview
Large, efficient, well-capitalized Gulf Coast export terminal in Convent, Louisiana
Expanded throughput capacity ~15Mt annually with ~1Mt ground storage capacity
Attractive long-term, take-or-pay contracts for 10M tons secured through 2022 with best-in-class coal producers
Expect ~$60M 2016E EBITDA contribution from committed volume alone
Modern facility with recent $120M capital investment(1) to further enhance efficiencies
Strategically located; only terminal on lower Mississippi with direct rail access and Panamax-capability
(1) Remaining $20M to be spend as part of pre-funded CapEx project.
Acquisition Highlights
Provides excellent fit with long-term growth strategy & aligns with existing SXCP core competencies
Acquiring at attractive 6.9x EBITDA multiple
Immediately generates substantial accretion
SXC Q2 2015 Earnings and M&A Announcements Call

Significant CF Generation From Convent Acquisition
Convent acquisition highlights value of GP structure, generating estimated $16M of incremental cash flow to SXC in 2016
GP / IDRS(1) LP(1) Total Cash Flows from SXCP(1)
2013 $1.2M $29.2M $30.4M
2014 $2.6M $44.1M $46.7M
Standalone Pro-Forma w/ Convent(2)
2015E
~$6M ~$53M ~$59M
~$9M ~$54M ~$63M
Standalone(3)
Pro-Forma w/ Convent(2)
2016E
~$7M ~$55M ~$62M
~$16M ~$62M ~$78M
+$16M
More than doubles GP/IDR cash flow resulting from 50/50 IDR splits
Increases LP cash flow resulting from transaction accretion
(1) GP/LP/IDR cash flows reported on an as-declared basis.
(2) Assumes September 1, 2015 close, mid-point of respective period accretion estimates and targeted 1.10x coverage ratio. Also assumes no further M&A and no additional dropdowns (i.e., excludes Granite City 23% dropdown and remaining coke asset dropdowns).
(3) Assumes Q4 2015E LQA distribution of $2.42 per unit held constant throughout 2016.
SXC Q2 2015 Earnings and M&A Announcements Call

Executing Capital Allocation Strategy
Leveraging GP/LP structure and executing balanced capital allocation strategy
Raised SXC dividend 100% to $0.15 per share, reflecting strategy to distribute significant portion of free cash flow
As we transition to pure-play GP, primary capital allocation strategy is to distribute 80% to 90% of free cash flow
Anticipate distributing significant portion of free cash flow derived from
SXCP’s Convent transaction ($0.15 to $0.20 per SXC share on annual basis)
Intend to opportunistically execute against SXC’s remaining $55M share repurchase authorization
Expect to call remaining SXC bonds upon closing of Granite City dropdown
After redemption, more GP appropriate covenants in credit agreement govern restricted payments
SXC Q2 2015 Earnings and M&A Announcements Call

SXC Investment Thesis
Execution against long-term growth strategy and capital allocation initiatives has reinforced SXC’s strong investment thesis
Recent Value-Enhancing Actions
SXCP’s highly accretive Convent Marine Terminal acquisition expected to substantially grow distributions into 50/50 IDR splits
Executing strategy for returning additional capital to shareholders
Compelling economics from SXCP’s $50M unit repurchase program; expect DCF per LP unit accretion of ~$0.02 per $10M of repurchases
Reached agreement on Granite City 23% dropdown
Stable, Long-term Business Model
Growth Opportunities
Growing Return of Capital to Shareholders
Solid Balance Sheet
SXC Q2 2015 Earnings and M&A Announcements Call 11

QUESTIONS
SunCoke Energy™
SXC Q2 2015 Earnings and M&A Announcements Call

Investor Relations
630-824-1907 www.suncoke.com
SunCoke Energy™

APPENDIX
SunCoke Energy™
SXC Q2 2015 Earnings and M&A Announcements Call 14

Definitions
Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for impairments, coal rationalization costs, sales discounts, and interest, taxes, depreciation and amortization attributable to our equity method investment. Prior to the expiration of our nonconventional fuel tax credits in November 2013, Adjusted EBITDA included an add-back of sales discounts related to the sharing of these credits with customers. Any adjustments to these amounts subsequent to 2013 have been included in Adjusted EBITDA. Our Adjusted EBITDA also includes EBITDA attributable to our equity method investment. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Company’s net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, as they should not be considered a substitute for net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP.
EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization.
Adjusted EBITDA attributable to SXC/SXCP represents consolidated Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.
Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled.
Non recurring Coal Rationalization Costs include employee severance, contract termination costs and other one-time costs to idle mines incurred during the execution of our coal rationalization plan.
Legacy Costs include royalty revenues, costs associated with former mining employee-related liabilities prior to the implementation of our current contractor mining business.
SXC Q2 2015 Earnings and M&A Announcements Call 15

Consolidated Guidance Summary
Reaffirm Full Year 2015 Adjusted EBITDA Guidance; Updated Cash Taxes and Capital Expenditures Guidance
Metric
2015 Guidance
Adjusted EBITDA(1)
Consolidated
$190 – $210 million
Attributable to SXC
$115 – $130 million
Capital Expenditures
~$80 million
Was ~$90 million
Domestic Coke Production
~4.3 million tons
Dom. Coke Adj. EBITDA / ton
$55 – $60 / ton
Operating Cash Flow
$125 – $145 million
Cash Taxes(2)
~$10 million
Was $10 – $15 million
(1) Please see appendix for a definition and reconciliation of 2014 and 2015E Adjusted EBITDA.
(2) Included in Operating Cash Flow.
SXC Q2 2015 Earnings and M&A Announcements Call

Reconciliation to Adjusted EBITDA

($ in millions)	Q2 '15	Q1 '15	FY '14	Q4 '14	Q3 '14	Q2 '14	Q1 '14
Net cash provided by Operating activities	$65.5	$11.1	$112.3	$53.9	$33.1	$36.6	($11.3)
Depreciation, depletion and amortization expense	26.4	23.8	106.3	25.9	22.8	28.6	29.0
Loss on extinguishment of debt	-	9.4	15.4	-	-	15.4	-
Asset and goodwill impairment	-	-	150.3	30.8	16.4	103.1	-
Deferred income tax expense/(benefit)	-	-	(64.4)	(6.5)	12.0	(66.8)	(3.1)
Changes in working capital and other	45.6	(22.5)	6.5	59.5	(24.5)	4.9	(33.4)
Net Income/(Loss)	($6.5)	$0.4	($101.8)	($55.8)	$6.4	($48.6)	($3.8)
Depreciation, depletion and amortization expense	26.4	23.8	106.3	25.9	22.8	28.6	29.0
Interest expense, net	13.0	23.3	63.2	12.1	11.9	27.1	12.1
Income tax expense/(benefit)	(0.8)	1.1	(58.8)	(9.9)	6.1	(50.8)	(4.2)
Asset and goodwill impairment	-	-	150.3	30.8	16.4	103.1	-
Non recurring coal rationalization costs	0.6	(1.0)	18.5	17.7	0.3	0.3	0.2
Sales discounts	-	-	(0.5)	-	-	-	(0.5)
Adjustment to unconsolidated affiliate earnings (1)	0.7	0.3	33.5	31.1	0.3	1.1	1.0
Adjusted EBITDA (Consolidated)	$33.4	$47.9	$210.7	$51.9	$64.2	$60.8	$33.8
Adjusted EBITDA attributable to noncontrolling interests (2)	(18.1)	(18.1)	(60.7)	(18.7)	(18.2)	(14.5)	(9.3)
Adjusted EBITDA attributable to SXC	$15.3	$29.8	$150.0	$33.2	$46.0	$46.3	$24.5

(1) Represents SunCoke's share of India JV interest, taxes and depreciation expense. Includes $30.5M impairment of our equity method investment in India in Q4 and FY 2014.
(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy's interest in Indiana Harbor.

SXC Q2 2015 Earnings and M&A Announcements Call 17

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per ton

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton							
($ in millions, except per ton data)	Domestic Coke	Brazil Coke	India Coke [1]	Coal Mining	Coal Logistics	Corporate, Legacy Costs and Other	Consolidated
Q2 2015							
Adjusted EBITDA	$56.2	$2.6	($0.4)	($5.4)	$5.0	($24.6)	**$33.4**
Sales Volume (thousands of tons)	1,110	437	87		4,366		
Adjusted EBITDA per Ton	**$50.63**	**$5.95**	**($4.60)**		**$1.15**		
Q1 2015							
Adjusted EBITDA	$52.7	$4.1	($0.7)	($3.1)	$2.6	($7.7)	**$47.9**
Sales Volume (thousands of tons)	950	439	46		3,794		
Adjusted EBITDA per Ton	**$55.63**	**$9.34**	**($15.07)**		**$0.69**		
FY 2014							
Adjusted EBITDA	$247.9	$18.9	($3.1)	($16.0)	$14.3	($51.3)	**$210.7**
Sales Volume (thousands of tons)	4,184	1,516	177		19,037		
Adjusted EBITDA per Ton	**$59.26**	**$12.47**	**($17.51)**		**$0.75**		
Q4 2014							
Adjusted EBITDA	$64.4	$12.2	($1.4)	($7.0)	$3.4	($19.7)	**$51.9**
Sales Volume (thousands of tons)	1,103	419	38		4,301		
Adjusted EBITDA per Ton	**$58.39**	**$29.12**	**($36.84)**		**$0.79**		
Q3 2014							
Adjusted EBITDA	$72.4	$2.5	($1.3)	($2.9)	$3.8	($10.3)	**$64.2**
Sales Volume (thousands of tons)	1,074	431	38		4,772		
Adjusted EBITDA per Ton	**$67.43**	**$5.80**	**($34.21)**		**$0.80**		
Q2 2014							
Adjusted EBITDA	$64.3	$2.5	($0.5)	$0.4	$5.0	($10.9)	**$60.8**
Sales Volume (thousands of tons)	1,059	413	42		5,605		
Adjusted EBITDA per Ton	**$60.74**	**$6.05**	**($11.90)**		**$0.89**		
Q1 2014							
Adjusted EBITDA	$46.8	$1.7	$0.1	($6.5)	$2.1	($10.4)	**$33.8**
Sales Volume (thousands of tons)	948	252	60		4,359		
Adjusted EBITDA per Ton	**$49.37**	**$6.75**	**$1.67**		**$0.48**		

(1) Represents SunCoke's share of India JV interest, taxes and depreciation expense.

SXC Q2 2015 Earnings and M&A Announcements Call

18

2015E Guidance Reconciliation
2015E
2015E
($ in millions)
Low
High
Net Income
$21
$38
Income tax expense/(benefit)
5
10
Interest expense, net
66
64
Depreciation, depletion and amortization expense
94
94
Non recurring coal rationalization costs
1
1
Adjustment to unconsolidated affiliate earnings(1)
3
3
Adjusted EBITDA (Consolidated)
$190
$210
Adjusted EBITDA attributable to noncontrolling interests(2)
(75)
(80)
Adjusted EBITDA attributable to SXC
$115
$130
(1) Represents SunCoke’s share of India JV interest, taxes and depreciation expense.
(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and DTE Energy’s interest in Indiana Harbor.
SXC Q2 2015 Earnings and M&A Announcements Call

Balance Sheet & Debt Metrics
As of 6/30/2015(1)
($ in millions)
SXC Consolidated
Attributable to SXCP
Balance Attributable to SXC
Cash
$ 202
$ 99
$ 103
Revolver Capacity
398
250
149
Total Liquidity
600
349
251
Total Debt (Long and Short-term)
699
597
102
Net Debt (Total Debt less Cash)
497
498
(1)
Full Year Adj. EBITDA(2)
$ 200
$ 174
$ 123
Total Debt/2015E Adj. EBITDA(2)
3.5x
3.4x
0.8x
Net Debt/2015E Adj. EBITDA(2)
2.5x
2.9x
0.0x
(1) Excludes Convent Marine Terminal acquisition and Granite City 23% dropdown, which are expected to close by September 1, 2015.
(2) Represents mid-point of FY 2015 guidance for Adjusted EBITDA (Consolidated), Adjusted EBITDA attributable to SXCP, and Adjusted EBITDA attributable to SXC.
SXC Q2 2015 Earnings and M&A Announcements Call

Capital Expenditures
2015 Expected CapEx
($ in millions)
SXC
SXCP(1)
Consolidated
Ongoing(2)
$31
$20
$51
Expansion
7
0
7
Environmental Project
0
22
22
Total CapEx (Consolidated)
$38
$42
$80
(1) Represents SXCP capex on 100% basis, including Granite City.
(2) Consolidated includes approximately $48M in ongoing Coke Capex and $3M ongoing Coal Logistics.
SXC Q2 2015 Earnings and M&A Announcements Call
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